Income tax	9 Months Ended
Sep. 30, 2024
Income tax
Income tax

13. Income tax

The increase of tax expenses for the three months ended September 30, 2024 to EUR 32,529k was primarily attributable to the current tax expense of CureVac N.V., CureVac S.E. and CureVac Corporate Services GmbH. For the three and nine months ended

September 30, 2024, due to the use of tax loss carryforwards for which no deferred tax asset has been capitalized in prior periods, EUR 9,201k and EUR 10,099k, respectively, have been credited in equity. The credit in equity results from the current tax reduction due to the use of tax loss carryforwards, which itself originated from expenses for share-based payments and transaction costs previously recorded in equity.

Income taxes for the nine months ended September 30, 2024, were calculated based on estimated annual effective income tax rates on ordinary income before tax adjusted by the tax effect of any discrete items. For the nine months ended September 30, 2024, the plan tax rate for CureVac N.V. was approximately 9%, for CureVac SE appr. 12% and CureVac Corporate Service GmbH appr. 39% applicable on taxable income. The effective tax rate considers the usage of loss carryforwards from prior years and management's assessment of the requirements in IAS 12, which lowers the effective tax rate of the Group.